                                                               Exhibit 10.17

         NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAW.

WARRANT NO. B-001                                          SEPTEMBER ____, 1998

                            SILICON LABORATORIES INC.

                        PREFERRED STOCK PURCHASE WARRANT

         Silicon Laboratories Inc., a Delaware corporation (the "COMPANY"), hereby grants to Imperial Bank ("PURCHASER"), or its registered assigns or transferees (Purchaser and each such assign or transferee being referred to herein as a "HOLDER" and collectively as the "HOLDERS") the right to purchase, at any time and from time to time on and after the date hereof until the fifth
(5th) anniversary of the date hereof (the "EXPIRATION DATE"), up to 4,765 fully paid and non-assessable shares of Series B Convertible Preferred Stock of the Company, par value $0.0001 per share (the "SERIES B PREFERRED STOCK"), on the terms and subject to the conditions set forth below.

         1.  EXERCISE AND VESTING OF WARRANT.

                1.1. EXERCISE PRICE. Subject to adjustment as hereinafter provided, the rights represented by this Preferred Stock Purchase Warrant (this "WARRANT") are exercisable on and after the date hereof (the "EXERCISE DATE") until the Expiration Date, at a price (the "EXERCISE PRICE") of $4.76 per share of the Series B Preferred Stock issuable hereunder (hereinafter, the "WARRANT SHARES"). The Exercise Price shall be payable in cash, or by certified or official bank check.

                1.2. METHOD OF EXERCISE. Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of ANNEX A attached hereto, together with payment of the Exercise Price for the Warrant Shares purchased (except to the extent of conversion pursuant to Section 1.3 herein), at the Company's principal executive offices (presently located at 2024 East St. Elmo Road, Austin, Texas 78744-1018) or at such other address as the Company shall have advised the Holder in writing (the "DESIGNATED OFFICE"), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Warrant Shares.

                1.3. CONVERSION RIGHT. In lieu of exercising this Warrant as specified in Section 1.2, Holder may from time to time convert this Warrant, in whole or in part, into a number of Warrant Shares determined by dividing
(a) the aggregate fair market value of the Warrant Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Warrant Shares by (b) the fair market value of one Warrant Share. The fair market value of the Warrant Shares shall be determined pursuant to Section 1.4.

                1.4. VALUATION. If the Warrant Shares are traded regularly in a public market, the fair market value of the Warrant Shares shall be the closing price of the Warrant Shares (or the closing price of the Company's stock into which the Warrant Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Warrant Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors of the Company in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors of the Company, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

         2.  TRANSFER; ISSUANCE OF STOCK CERTIFICATES; RESTRICTIVE
LEGENDS.

                2.1. TRANSFER. Subject to compliance with the restrictions on transfer set forth in this Section 2, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of ANNEX B attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

                2.2. STOCK CERTIFICATES. Certificates for the Warrant Shares shall be delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the shares of Series B Preferred Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof, PROVIDED, HOWEVER, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares; AND PROVIDED FURTHER, that if Warrant Shares are to be delivered in a name other than the name of the Holder hereof representing any Warrant being exercised, then no such delivery shall be made unless the person requiring the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

                2.3. RESTRICTIVE LEGENDS. (a) Except as otherwise provided in this Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                (b) Except as otherwise provided in this Section 2, each Warrant shall be stamped or other-wise imprinted with a legend in substantially the following form:

         NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, NO TRANSFER OF THIS WARRANT OR OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE

SECURITIES LAW.

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant or Warrant Share when the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 2.3 shall terminate, the Holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from the Company without cost to such Holder a new Warrant or certificate for Warrant Shares of like tenor, as the case may be, without such restrictive legend.

         3. ADJUSTMENT OF NUMBER OF SHARES; EXERCISE PRICE; NATURE OF SECURITIES ISSUABLE UPON EXERCISE OF WARRANTS.

                3.1. EXERCISE PRICE; ADJUSTMENT OF NUMBER OF SHARES. The Exercise Price set forth in Section 1 hereof and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

                3.2. CONVERSION OF SERIES B SHARES. If all of the Company's Series B Preferred Stock shall be, or if outstanding would be, at any time prior to the Expiration Date, converted into shares of the Company's Common Stock, then the unexercised portion of this Warrant shall be converted into the right to purchase that number of shares of the Company's Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Series B Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series B Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion; provided, however, that in no event shall the Exercise Price as so adjusted be less than the par value of the Common Stock.

                3.3. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be a reorganization (other than a combination, reclassification, exchange, or subdivision of shares as provided in Sections 3.4 and 3.5), merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or cash or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a Holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock and securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder hereof after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                3.4. RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification, exchange or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3. No adjustment shall be made pursuant to this Section 3.4, upon any conversion of the Series B Preferred Stock which is the subject of Section 3.2.

                3.5. STOCK SPLITS, STOCK DIVIDENDS AND REVERSE STOCK SPLITS. In case at any time the Company shall split or subdivide the outstanding shares of Series B Preferred Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Series B Preferred Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced (but not below the par value of the Series B Preferred Stock) and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Series B Preferred Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         4. REGISTRATION; EXCHANGE AND REPLACEMENT OF WARRANT; RESERVATION OF SHARES.

         The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

         The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a BONA FIDE purchaser) make and deliver a new Warrant of like tenor, in lieu of this Warrant without requiring the posting of any bond or the giving of any security.

         The Company shall at all times reserve and keep available out of its authorized shares of Series B Preferred Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Series B Preferred Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         5.  FRACTIONAL WARRANTS AND FRACTIONAL SHARES.

         If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Section 3 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share as may be prescribed by the Board of Directors of the Company.

         6.  WARRANT HOLDERS NOT DEEMED STOCKHOLDERS.

         No Holder of this Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the Holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

         7.  NOTICES.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested
(a) if to the Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (b) if to the Company, to the address set forth in Section 1.2 of this Warrant; or at such other address as the Holder or the Company may hereafter have advised the other.

         8.  SUCCESSORS.

         All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

         9.  LAW GOVERNING.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the Holder at any time hereof.

         10. ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

         This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance.
This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

         11. SEVERABILITY; HEADINGS.

         If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.






                  [The balance of this page intentionally left blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first written above.



                                        SILICON LABORATORIES INC.



                                        By:
                                           ------------------------------------
                                                Navdeep S. Sooch
                                                President



                                        By:
                                           ------------------------------------
                                                John W. McGovern
                                                Chief Financial Officer




Accepted and agreed:

IMPERIAL BANK



By:
   ------------------------------
        Name:
        Title:

                                     ANNEX A
                                     -------

                               NOTICE OF EXERCISE

                      (TO BE EXECUTED UPON PARTIAL OR FULL
                         EXERCISE OF THE WITHIN WARRANT)

                1. The undersigned hereby elects to purchase _______ shares of Series B Convertible Preferred Stock of Silicon Laboratories Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                1. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in the Warrant. This conversion is exercised with respect to _____________________________ of the Warrant Shares covered by the Warrant.

                   [STRIKE THE PARAGRAPH NUMBERED 1 ABOVE THAT DOES NOT APPLY.]

                2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below and deliver such certificate(s) to:

                Ms. Christine M. McCarthy
                Chief Financial Officer
                Controllers Department
                Imperial Bank
                P.O. Box 92991
                Los Angeles, CA 90009

                3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                           IMPERIAL BANK



                                           --------------------------------
                                                (Signature)



                                           --------------------------------
                                                (Date)

                                     ANNEX B
                                     -------

                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Series B Convertible Preferred Stock set forth below:

-------------------------------------------------------------------------------
                                           NO. OF SHARES OF
NAME AND ADDRESS OF ASSIGNEE               SERIES B CONVERTIBLE PREFERRED STOCK
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of Silicon Laboratories Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                      Print Name:
      -----------------------                          ------------------------
                                                 Signature:
                                                           --------------------
                                                 Witness:
                                                         ----------------------


NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.








                                       B-1